SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 17, 2004

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

            Connecticut                  1-9583                   06-1185706
  (State or other jurisdiction of  (Commission File Number)     (IRS Employer
           incorporation)                                    Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Addresses of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On November 17, 2004, MBIA Inc. issued a press release announcing the pricing of a public offering of $350 million aggregate principal amount of its
5.70 percent senior notes due 2034. MBIA Inc. also announced its plan to use a portion of the proceeds from the public offering to redeem, on or about December 21, 2004, the outstanding $50 million aggregate principal amount of its 6.95 percent senior notes due 2038 and to redeem, in December 2005, the outstanding $100 million aggregate principal amount of its 8.00 percent notes due 2040. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated November 17, 2004.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MBIA INC.



                                         By: /s/ Ram D. Wertheim
                                             --------------------------------
                                             Ram D. Wertheim
                                             General Counsel

Date: November 17, 2004


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated November 17, 2004

Exhibit 99.1       Press Release issued by MBIA Inc. dated November 17, 2004.